SCHEDULE OF FUTURE MINIMUM PAYMENTS UNDER NON-CANCELABLE LEASES FOR OPERATING LEASES (Details) - USD ($)	Jun. 30, 2021	Dec. 31, 2020
Leases
2021 (excluding the six months ended June 30, 2021)	$ 79,186
2021	163,132	$ 158,371
2022	168,028	163,132
2023	173,060	168,028
Total future minimum lease payments	583,406	662,591
Amount representing interest	(110,601)	(140,701)
Present value of net future minimum lease payments	472,805	521,890
2024		173,060
Total future minimum lease payments	$ 583,406	$ 662,591